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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 of the

                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 28, 1997


                         Discover Card Master Trust I
               ------------------------------------------------
              (Exact name of registrant as specified in charter)




         Delaware                 0-23108                   51-0020270
         --------                 -------                   ----------
        (State of               (Commission                (IRS Employer
       Organization)            File Number)            Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                           19720
----------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     ----------------


Former name or former address, if changed since last report:  Not Applicable





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Item 5.      Other Events

             Series 1997-4. On October 28, 1997, the registrant made available to investors a prospectus supplement, dated October 24, 1997, and prospectus, dated October 16, 1997, with respect to the issuance of $750,000,000 aggregate principal amount of Series 1997-4 Floating Rate Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 1997-4 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, to be dated as of October 31, 1997, for Series 1997-4 between Greenwood Trust Company as Master Servicer, Servicer and Seller and First Bank National Association as Trustee. A copy of the prospectus supplement is attached as Exhibit 99.


Item 7.      Exhibits


Exhibit No.  Description


Exhibit 99 Prospectus Supplement dated October 24, 1996 with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1997-4.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Discover Card Master Trust I
                                        (Registrant)




                                      By:  Greenwood Trust Company
                                           (Originator of the Trust)




Date: October 28, 1997                By:  /s/ John J. Coane
                                         -----------------------------------
                                         John J. Coane
                                         Vice President, Director of Accounting
                                         and Treasurer





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                              INDEX TO EXHIBITS


Exhibit        Description                                                  Page
-------        -----------                                                  ----
99             Prospectus Supplement dated October 24, 1997 with             5
               respect to the Floating Rate Class A Credit Card
               Pass-Through Certificates and the Floating Rate
               Class B Credit Card Pass-Through Certificates of
               Discover Card Master Trust I, Series 1997-4.



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